Scudder
Pathway Series:

Conservative Portfolio

Balanced Portfolio

Growth Portfolio


Annual Report
September 30, 1997


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

                                    In Brief

o For the abbreviated fiscal period ended September 30, 1997, Scudder Pathway Series Portfolios provided strong total returns that were in line with, or exceeded, the returns of their respective composite benchmarks.


o Stocks provided strong performance for the period, while fixed income securities delivered comparatively modest, but respectable, total returns.


o As market volatility increased for domestic stocks during the period, each Portfolio's broad diversification and strategic asset allocation helped to mitigate the effects of price fluctuations.


                                Table of Contents


   3   Letter from the Series' President

   4   Portfolio Management Discussion

   6   Glossary of Investment Terms

Conservative Portfolio
   7   Portfolio Highlights

   8   Performance Update

   9   Portfolio Summary

  16   Investment Portfolio

  22   Financial Highlights

Balanced Portfolio
  10   Portfolio Highlights

  11   Performance Update

  12   Portfolio Summary

  17   Investment Portfolio

  23   Financial Highlights

Growth Portfolio
  13   Portfolio Highlights

  14   Performance Update

  15   Portfolio Summary

  18   Investment Portfolio

  24   Financial Highlights


  19   Financial Statements

  25   Notes to Financial Statements

  27   Report of Independent Accountants

  28   Tax Information

  28   Officers and Trustees

  29   Investment Products and Services

  30   Scudder Solutions


                            2-SCUDDER PATHWAY SERIES

                        Letter from the Series' President
Dear Shareholders,

     We are pleased to present the first annual report for Scudder Pathway Series for the abbreviated fiscal period ended September 30, 1997.

     The strong performance of Pathway Series Portfolios is gratifying, especially given an increase in market volatility towards the end of the period. After the close of the fiscal period, volatility accelerated, as the ripple effects from the currency crisis in Southeast Asia were felt across the globe. For the U.S. stock market, which had been viewed by some as amply priced, these events helped to trigger a 554 point decline in the Dow Jones Industrial Average on October 27. While the Dow recovered more than 330 points the next day, these events serve as reminders to investors of the truly global nature of the investment markets and the price volatility, which can occur.

     The good news, we believe, is that U.S. businesses and the economy are still healthy. In this context, volatility provides many opportunities for the underlying funds in which Pathway Portfolios invest. In this environment, we believe a sound approach to building an investment portfolio designed to weather a range of market conditions is based on careful diversification with exposure to small-cap, foreign, emerging market, and fixed income securities in addition to large-cap U.S. stocks. The Pathway Series Portfolios provide this type of investment program, which, when combined with the habit of investing regularly and a long-term perspective, can help many investors meet their goals.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 31.

     Thank you for your investment in Scudder Pathway Series. If you have any questions about the Series, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

    /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series


                            3-SCUDDER PATHWAY SERIES

                         Portfolio Management Discussion


We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway Series, to discuss the market environment and Scudder's investment strategy for the Pathway Series.


Q: How would you summarize the investment environment for the 10-1/2 month fiscal period ended September 30, 1997?

A: This was a positive environment. Overall, the stock and bond markets moved higher, bolstered by a favorable economy, and investors responded with enthusiasm. Despite this strength, returns for various asset classes diverged and overall volatility increased. The Pathway Series Portfolios produced solid returns during this time period while offering some refuge from the swings that impacted certain asset classes. (Portfolio Highlights containing individual strategies begin on page 7.)

Q:  How did the markets perform?

A: Very well. If you had been away on sabbatical during the period you would have been delighted on returning to discover that the prices for financial assets (especially U.S. stocks) had soared. Bond yields moved lower (while prices moved higher), inflation was a non-factor, the Federal Reserve stayed on the sidelines and economic growth remained on track. Responding to all of this, and more, the S&P 500 produced a three-month return of 17.5% for the second quarter of 1997 (which registers in the top 4% of all quarterly stock market returns calculated since 1926) and 7.5% for the third quarter. Looking at these returns you would likely be rested, relaxed and feeling wealthier.

We have no quarrels with "rested" and "wealthy," but the "relaxed" part might be short lived when you consider the current environment. Beneath the surface, much changed, and a good deal of it was of the sort that likely raised stress levels for investors.

Q:  What has changed?

A: In particular, the environment outside of the U.S. grew more unsettled. Many Southeast Asian economies were battered during this period by poorly focused economic policies and currency instability, and their stock markets tumbled. The imposition of higher taxes in Japan was a blow to that fragile economy. This factor, combined with broad exposure on the part of Japanese exporters to Southeast Asia, sent Japan's stock market lower. In Europe, governments weighed growth versus austerity, as the pros and cons of European Monetary Union were debated in political circles and on street corners. Political uncertainty in that region was the norm. European markets actually performed well, as decent fundamentals and improvements from restructurings spurred higher equity prices.

Q:  How did this affect U.S. investors?

A: For U.S.-focused investors, this might seem like someone else's problem. But, such a view is naive. The same global dynamic that has opened trade and helped propel the earnings of U.S. Fortune 500 companies to new heights over the last few years has raised the vulnerability of U.S. companies to overseas disappointments. If the rest of the world loses its appetite for our goods, then the earnings of U.S. companies will suffer. This factor, in conjunction with the stronger dollar, is already being felt by some exporters, and earnings

                            4-SCUDDER PATHWAY SERIES
disappointments for such market stalwarts as Coke and Gillette led to increased volatility for investors in large U.S. growth stocks.

Q:  What is Scudder's outlook for the economy?

A: We expect U.S. economic growth to slow as we near the end of 1997, in synch with our expectations for a slowing of corporate earnings growth. Inflation should remain benign and interest rates should continue trending down. And, after some turmoil abroad over the last few months, we anticipate improving growth prospects in a number of foreign economies.

Q:  And, for the markets?

A: We expect to see the performance of the major asset classes diverge in the months ahead. The U.S. large-cap stock sector will likely not dominate as the top performer, as has been the case over the last few years, while small-cap stocks appear to have better relative growth prospects. We also continue to see opportunities in the international arena, which we believe offer favorable diversification benefits. In addition, bonds currently offer attractive values, and our bond holdings should help to cushion swings in equity prices.

Q:  How do you expect to manage the Portfolios in this environment?

A: We will continue to manage each Portfolio according to its objective. We will also pursue consistent, long-term returns through careful diversification and asset allocation. Multiple fund holdings in each Portfolio, together with the diversification of underlying funds, should help smooth out volatility and provide exposure to a variety of opportunities.

                                 Pathway Series:
                          A team approach to investing

  The Portfolios are managed by a team of Scudder investment professionals who each play an important role in the Portfolios' management process. Team members work together to develop investment strategies and select underlying Funds for each Portfolio. They are supported by Scudder's large staff of portfolio managers, economists, research analysts, traders and other investment specialists. All members of the Pathway investment team are members of Scudder's Global Asset Allocation Committee. This group is responsible for analyzing the global economy and capital markets, integrating information from the firm's equity and fixed income specialists, and developing the outlook for the major markets in which a Portfolio invests.

  Lead Portfolio Manager Benjamin W. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager. Since 1986, he has served as a portfolio manager for Scudder Growth and Income Fund. Cornelia Small, Portfolio Manager, is Director of Global Equity Investments and Chairman of the Capital Markets Group. Margaret (Peg) Hadzima, Portfolio Manager, is Director of Scudder's Institutional Group, which includes a focus on asset allocation strategy. Philip Fortuna, Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. Maureen Allyn, Portfolio Manager, is Scudder's Chief Economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies.


                            5-SCUDDER PATHWAY SERIES

                          Glossary of Investment Terms

ASSET ALLOCATION           The distribution of an investment
                           portfolio's assets among the major asset classes, such as stocks, bonds, and money market instruments.
                           The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance. An investor with a long-term investment horizon who is comfortable assuming additional risk in seeking higher returns may decide to allocate assets with a higher proportion invested in stocks than bonds or money markets.


DIVERSIFICATION            The spreading of risk by investing in several asset
                           categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will receive some protection from the price declines of an individual asset class.


DIVIDEND YIELD             With stocks, a company's payment out of
                           earnings to shareholders divided by its share price.
                           For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%. For bonds, the coupon payment (dividend payment) divided by the current market price.


MARKET  CAPITALIZATION     The value of a company's outstanding
                           shares of common stock, determined by the number of shares outstanding multiplied by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.
                           In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.


OVER/UNDER WEIGHTING       Refers to the allocation of assets --
                           usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the S&P 500) or an investment universe. For example, an investment portfolio that overweights financial stocks holds a higher percentage of finance stocks than the comparative benchmark.


PRICE-EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earnings on a per share basis.
                           A higher "earnings multiple"indicates a higher expected growth rate and the potential for greater price fluctuations.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                            6-SCUDDER PATHWAY SERIES

                              Portfolio Highlights

                         Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and secondarily long-term growth of capital by investing substantially in bond mutual funds, with some exposure to equity mutual funds.

                                   Performance

This report covers the abbreviated fiscal period from the Portfolio's commencement of operations on November 15, 1996 to September 30, 1997. During this 10-1/2 month period, the Portfolio provided a total return of 14.99%, outperforming its custom benchmark. Returns and the components of this benchmark are listed on pag 8.

The investment environment was generally favorable, which benefited the Portfolio's holdings, especially its holdings of domestic stock funds. However, the strong overall performance of U.S. stocks was accompanied by an increasing level of price volatility. The Portfolio's conservative approach and diversification among 11 Scudder funds helped to dampen the effects of this volatility.

The Portfolio's fixed income holdings benefited as interest rates moved somewhat lower over the period, despite persistent concerns about accelerating inflation. Income Fund, at 40% of assets, anchored the fixed income position and contributed to the Portfolio's income and price appreciation. Smaller positions in Emerging Markets Income Fund and High Yield Bond Fund also contributed income and diversification.

Throughout the period, the Portfolio's exposure to the equity markets made a significant contribution to total return. Large-cap domestic stock funds provided some of the best returns, and the Portfolio had a significant two-thirds of the equity fund position invested in this area.

                               Portfolio Strategy

Over the period, the weighting of fixed income funds was modestly increased and diversification was broadened in both the equity and fixed income areas. As concerns of rising interest rates mounted in the first quarter of 1997, the Portfolio's exposure to bond funds was temporarily reduced from 50% to 45% of assets in favor of U.S. equity funds. As the relative attractiveness of fixed income securities increased, the Portfolio's weighting was increased to 55% of assets by adding to holdings of Income Fund.

Portfolio diversification and exposure to investment opportunity was increased with the addition of a new fund in both the fixed income and equity portions of the portfolio. A small position (3% of assets) in High Yield Bond Fund was added in February. Compared to high quality bonds, high yield bonds typically offer enhanced income and the opportunity for price appreciation as credit quality improves. In the equity area, Classic Growth Fund was added in the third quarter. This Fund, with its focus on well-established leading U.S. companies, was deemed attractive within the current environment that favors such companies.


                            7-SCUDDER PATHWAY SERIES

Performance Update as of September 30, 1997
-----------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------
                         Total Return
-----------------------------------------------------------------
Period Ended      Growth of
 9/30/97          $10,000          Cumulative
-----------------------------------------------------------------
SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO
-----------------------------------------------------------------
Life of
Portfolio*        $11,499            14.99%

LBAB INDEX (60%), S&P 500 INDEX (25%),
MSCI ALL COUNTRY EX U.S. INDEX (5%),
3-MONTH T-BILL (10%)
-----------------------------------------------------------------
                       Total Return
Period Ended     Growth of
 9/30/97          $10,000          Cumulative
--------           -------         ----------
Life of
Portfolio*        $11,088            10.88%

*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Pathway Series: Conservative Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,000
1/97           $10,143
2/97           $10,236
3/97           $10,092
4/97           $10,261
5/97           $10,566
6/97           $10,847
7/97           $11,254
8/97           $11,006
9/97           $11,357


LBAB Index (60%), S&P 500 Index (25%),
MSCI All Country ex U.S. Index (5%),
3-month T-Bill (10%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,892
1/97           $10,054
2/97           $10,100
3/97           $ 9,938
4/97           $10,211
5/97           $10,462
6/97           $10,687
7/97           $11,087
8/97           $10,839
9/97           $11,113

The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------
                        1997*
                      ----------
Net Asset Value...    $13.27
Income Dividends..    $  .33
Capital Gains
Distributions.....    $  .15
Portfolio Total
Return (%)........     14.99
Blended Index Total
Return (%)........     10.88


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

              8 -- SCUDDER PATHWAY SERIES

PORTFOLIO SUMMARY as of September 30, 1997

PATHWAY CONSERVATIVE PORTFOLIO
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Money Market                        9%
Fix Income                         55%
Equity                             36%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Assets were broadly diversified in fixed
income funds with exposure to money market,
investment grade, government, high yield,
and emerging markets securities in addition
to U.S. and international equity securities.
--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------

CONSERVATIVE PORTFOLIO

Money Market                          0-15%
Fixed Income Funds                   40-80%
Equity Funds                         20-50%


Portfolio allocations are derived from
the risk profile for the Fund, changes
are expected to be modest and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------
--------------------------------------------
Scudder Income Fund                     40%
--------------------------------------------
Scudder GNMA Fund                       10%
--------------------------------------------
Scudder Growth and Income Fund           9%
--------------------------------------------
Scudder Cash Investment Trust            9%
--------------------------------------------
Scudder Large Company Value Fund         7%
--------------------------------------------
Scudder International Fund               7%
--------------------------------------------
Scudder Classic Growth Fund              7%
--------------------------------------------
Scudder Emerging Markets Growth Fund     3%
--------------------------------------------
Scudder High Yield Bond Fund             3%
--------------------------------------------
Scudder Small Company Value Fund         3%
--------------------------------------------
Scudder Emerging Markets Income Fund     2%
--------------------------------------------
                                       100%
--------------------------------------------

Fixed income funds made a solid contribution
to total returns, and were bolstered by the
strong performance of equity funds holdings
for the period.
-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 16.
A monthly Investment Portfolio Summary is available upon request.

               9 -- SCUDDER PATHWAY SERIES

                              Portfolio Highlights

                           Pathway Balanced Portfolio

Pathway Balanced Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

                                  Performance

This report covers the 10-1/2 month fiscal period from the Portfolio's commencement of operations on November 15, 1996 to September 30, 1997. During this period, the Portfolio provided a total return of 16.67%, in line with its custom benchmark. Returns and the components of this benchmark are listed on page 11.

The generally favorable investment environment benefited the Portfolio's holdings, especially its holdings of domestic stock funds. However, the strong performance of U.S. stocks was accompanied by an increasing level of price volatility.

Of the Portfolio's 61% of assets invested in equity funds, domestic equity funds -- in particular -- delivered excellent returns. These funds have benefited from the continuing rally in large-cap stocks. Growth and Income and Classic Growth funds provided above-average returns while Development Fund, hurt by volatility in healthcare and technology holdings earlier in the year, trailed the market averages for the period. The strong performance of domestic equity funds overshadowed the solid, but more modest returns of International Fund and Emerging Markets Growth Fund, which provided valuable diversification to the Portfolio.

The balance of the Portfolio was invested in fixed income funds and the money market fund -- Cash Investment Trust. Our fixed income holdings benefited as interest rates moved somewhat lower over the period, despite persistent concerns about accelerating inflation. Income Fund, at 26% of assets at period end, remained a key component of the fixed income position and contributed to income and price appreciation.

                               Portfolio Strategy

Over the fiscal period, the weighting of fixed income funds was reduced modestly in the first and third quarters of 1997, as concerns of rising interest rates mounted. As a result, the Portfolio's exposure to bond funds was reduced to 36% of assets, primarily by decreasing holdings of GNMA Fund.

While still comprising a significant position within the Portfolio, International Fund was reduced in February in favor of Growth and Income Fund, reflecting the continuing momentum of the U.S. stock market. At mid-year, increases were made to the overall equity position by adding to Growth and Income, Classic Growth, and Emerging Markets Growth funds, which brought the equity fund weighting to 61% of assets.

At the end of the period, we initiated a small position in Micro Cap Fund, which is expected to provide strong long-term total return potential, as well as additional diversification due to its relatively low correlation to the broader U.S. stock market as represented by the S&P 500.

                            10-SCUDDER PATHWAY SERIES

Performance Update as of September 30, 1997
-----------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------
                       Total Return
-----------------------------------------------------------------
Period Ended     Growth of
9/30/97           $10,000          Cumulative
-----------------------------------------------------------------
SCUDDER PATHWAY SERIES: BALANCED PORTFOLIO
TICKER SYMBOL:  SPBAX
-----------------------------------------------------------------
Life of
Portfolio*        $11,667            16.67%
-----------------------------------------------------------------
LBAB INDEX (60%), S&P 500 INDEX (25%),
MSCI ALL COUNTRY EX U.S. INDEX (5%),
3-MONTH T-BILL (10%)
-----------------------------------------------------------------
                       Total Return
Period Ended     Growth of
9/30/97           $10,000          Cumulative
--------          -------          ----------
Life of
Portfolio*        $11,654            16.54%

*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Pathway Series: Balanced Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,016
1/97           $10,167
2/97           $10,235
3/97           $10,042
4/97           $10,222
5/97           $10,645
6/97           $10,992
7/97           $11,474
8/97           $11,073
9/97           $11,542


LBAB Index (60%), S&P 500 Index (25%),
MSCI All Country ex U.S. Index (5%),
3-month T-Bill (10%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,857
1/97           $10,147
2/97           $10,213
3/97           $ 9,975
4/97           $10,389
5/97           $10,810
6/97           $11,158
7/97           $11,730
8/97           $11,282
9/97           $11,713

The Lehman Brothers Aggregate Bond (LBAB)Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------
                        1997*
                      ----------
Net Asset Value...    $13.56
Income Dividends..    $  .33
Capital Gains
Distributions.....    $  .07
Portfolio Total
Return (%)........     16.67
Blended Index Total
Return (%)........     16.54

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                11 -- SCUDDER PATHWAY SERIES

PORTFOLIO SUMMARY as of September 30, 1997

PATHWAY BALANCED PORTFOLIO
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Money Market                        3%
Fix Income                         36%
Equity                             61%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Assets were broadly diversified in equity
funds with exposure to U.S. large- and
small-cap, value, and international stocks,
and in fixed income funds with exposure to
money market, investment grade, high yield,
and emerging markets securities.
--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------

BALANCED PORTFOLIO

Money Market                          0-10%
Fixed Income Funds                   25-60%
Equity Funds                         40-70%


Portfolio allocations are derived from
the risk profile for the Fund, changes
are expected to be modest and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------
--------------------------------------------
Scudder Income Fund                     26%
--------------------------------------------
Scudder International Fund              20%
--------------------------------------------
Scudder Classic Growth Fund             15%
--------------------------------------------
Scudder Growth and Income Fund          14%
--------------------------------------------
Scudder Emerging Markets Growth Fund     7%
--------------------------------------------
Scudder Development Fund                 5%
--------------------------------------------
Scudder High Yield Bond Fund             5%
--------------------------------------------
Scudder Emerging Markets Income Fund     3%
--------------------------------------------
Scudder Cash Investment Trust            3%
--------------------------------------------
Scudder GNMA Fund                        2%
--------------------------------------------
Scudder Micro Cap Fund                   0%
--------------------------------------------
                                       100%
--------------------------------------------

Equity funds that invest in U.S. stocks of
established companies, such as Classic Growth
Fund and Growth and Income Fund, provided
some of the best returns for the period.
-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 17.
A monthly Investment Portfolio Summary is available upon request.

                12 -- SCUDDER PATHWAY SERIES

                              Portfolio Highlights

                            Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds designed to provide long-term growth. The Portfolio will also invest a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

                                   Performance

This report covers the 10-1/2 month fiscal period from the Portfolio's commencement of operations on November 15, 1996 to September 30, 1997. During this period, the Portfolio provided a total return of 20.79%, outperforming its custom benchmark. Returns and the components of this benchmark are listed on page 14.

The generally favorable investment environment benefited the Portfolio's holdings, especially its holdings of domestic stock funds. However, the strong performance of U.S. stocks was accompanied by an increasing level of price volatility. The Portfolio's diversification among nine Scudder equity and fixed income funds helped to dampen the effects of this volatility.

Domestic equities provided excellent returns to investors during the period. The Portfolio's equity funds, comprising 80% of assets, benefited from the continuing rally primarily in large-cap stocks. Large Company Growth Fund and Micro Cap Fund provided returns in the 30-40% range while 21st Century Growth Fund lagged the market's returns. The strong performance of domestic equity funds overshadowed the solid, but more modest returns of International Fund and Emerging Markets Growth Fund, which also provided valuable diversification to the Portfolio.

The Portfolio's holdings of fixed income funds helped to dampen the effects of increasing volatility in the domestic equity markets. High Yield Bond Fund (9% of assets), enjoyed the benefits of increased investor enthusiasm for corporate bonds that have improving credit quality. A small position in Emerging Markets Income Fund also delivered outstanding returns, while Income Fund contributed respectable returns.

                               Portfolio Strategy

Over the fiscal period, the already modest weighting of fixed income funds was reduced and equity fund holdings were increased. This reallocation of fund holdings took place in June by decreasing the weighting of Emerging Markets Income Fund and increasing exposure to Emerging Markets Growth Fund, as the latter area appeared to offer more favorable total return potential. In July, a small reduction in High Yield Bond Fund holdings in favor of Large Company Growth Fund completed the shift to an increased equity fund exposure.

                            13-SCUDDER PATHWAY SERIES

Performance Update as of September 30, 1997
-----------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------
                       Total Return
-----------------------------------------------------------------
Period Ended      Growth of
9/30/97            $10,000         Cumulative
-----------------------------------------------------------------
SCUDDER PATHWAY SERIES: GROWTH PORTFOLIO
TICKER SYMBOL:   SPGRX
-----------------------------------------------------------------
Life of
Portfolio*         $12,079            20.79%
-----------------------------------------------------------------

S&P 500 INDEX (25%), MSCI ALL COUNTRY EX U.S. INDEX (5%),
LBAB INDEX (60%), 3-MONTH T-BILL (10%)
-----------------------------------------------------------------
                       Total Return
                       --------------
Period Ended      Growth of
9/30/97            $10,000         Cumulative
--------           -------         ----------
Life of
Portfolio*         $11,924           19.24%

*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Pathway Series: Growth Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,057
1/97           $10,302
2/97           $10,336
3/97           $10,058
4/97           $10,285
5/97           $10,909
6/97           $11,357
7/97           $11,855
8/97           $11,340
9/97           $11,939


LBAB Index (60%), S&P 500 Index (25%),
MSCI All Country ex U.S. Index (5%),
3-month T-Bill (10%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,841
1/97           $10,156
2/97           $10,240
3/97           $ 9,993
4/97           $10,498
5/97           $11,037
6/97           $11,474
7/97           $12,112
8/97           $11,514
9/97           $12,047

The Lehman Brothers Aggregate Bond (LBAB)Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------
                        1997*
                      ----------
Net Asset Value...    $14.15
Income Dividends..    $  .16
Capital Gains
Distributions.....    $  .13
Portfolio Total
Return (%)........     20.79
Blended Index Total
Return (%)........     19.24

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                 14 -- SCUDDER PATHWAY SERIES

PORTFOLIO SUMMARY as of September 30, 1997

PATHWAY GROWTH PORTFOLIO
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Money Market                        1%
Fix Income                         19%
Equity                             80%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Assets were broadly diversified in equity funds
with exposure to U.S. large- and small-cap growth,
and international stocks; and in fixed income funds
with exposure to money market, investment grade,
government, high yield, emerging markets securities.
--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------

GROWTH PORTFOLIO

Money Market                           0-5%
Fixed Income Funds                   10-40%
Equity Funds                         60-90%


Portfolio allocations are derived from
the risk profile for the Fund, changes
are expected to be modest and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------
--------------------------------------------
Scudder Large Company Growth Fund       26%
--------------------------------------------
Scudder International Fund              25%
--------------------------------------------
Scudder Emerging Markets Growth Fund    14%
--------------------------------------------
Scudder High Yield Bond Fund             9%
--------------------------------------------
Scudder 21st Century Growth Fund         8%
--------------------------------------------
Scudder Micro Cap Fund                   7%
--------------------------------------------
Scudder Emerging Markets Income Fund     6%
--------------------------------------------
Scudder Income Fund                      4%
--------------------------------------------
Scudder Cash Investment Trust            1%
--------------------------------------------
                                       100%
--------------------------------------------

Equity funds that invest in U.S. stocks, such
as Micro Cap Fund and Large Company Growth Fund,
provided some of the best returns for the period.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 18. A monthly Investment Portfolio Summary is available upon request.

                 15 -- SCUDDER PATHWAY SERIES

                 Investment Portfolio as of September 30, 1997

                         Pathway Conservative Portfolio

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 8.8%
------------------------------------------------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $1,492,453) .........................................      1,492,453             1,492,453
                                                                                                                    ----------

Fixed Income 54.8%
------------------------------------------------------------------------------------------------------------------------------
Scudder GNMA Fund .......................................................................        114,079             1,681,526
Scudder Emerging Markets Income Fund ....................................................         25,225               339,271
Scudder Income Fund .....................................................................        501,176             6,770,893
Scudder High Yield Bond Fund ............................................................         38,547               504,198
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $9,091,682)                                                                                 9,295,888
------------------------------------------------------------------------------------------------------------------------------

Equity 36.4%
------------------------------------------------------------------------------------------------------------------------------
Scudder Large Company Value Fund ........................................................         41,237             1,195,038
Scudder Classic Growth Fund .............................................................         65,167             1,197,121
Scudder Emerging Markets Growth Fund ....................................................         30,807               501,237
Scudder Growth and Income Fund ..........................................................         52,997             1,553,332
Scudder International Fund ..............................................................         21,803             1,192,603
Scudder Small Company Value Fund ........................................................         25,599               543,219
------------------------------------------------------------------------------------------------------------------------------
Total Equity(Cost $5,405,191)                                                                                        6,182,550
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $15,989,326) (a)                                                         16,970,891
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $16,000,015. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $970,876. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $970,876.

      During the period November 15, 1996 (commencement of operations) to September 30, 1997, purchases and sales of investment securities (excluding money market investments) aggregated $17,446,416 and $3,171,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                          16 -- SCUDDER PATHWAY SERIES

                 Investment Portfolio as of September 30, 1997

                           Pathway Balanced Portfolio

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 3.1%
------------------------------------------------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $5,857,992) .........................................      5,857,992             5,857,992
                                                                                                                   -----------

Fixed Income 35.8%
------------------------------------------------------------------------------------------------------------------------------
Scudder GNMA Fund .......................................................................        257,522             3,795,878
Scudder Emerging Markets Income Fund ....................................................        426,941             5,742,362
Scudder Income Fund .....................................................................      3,677,192            49,678,857
Scudder High Yield Bond Fund ............................................................        728,643             9,530,646
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $66,876,325)                                                                               68,747,743
------------------------------------------------------------------------------------------------------------------------------

Equity 61.1%
------------------------------------------------------------------------------------------------------------------------------
Scudder Classic Growth Fund .............................................................      1,556,309            28,589,396
Scudder Development Fund ................................................................        217,041             9,790,724
Scudder Emerging Markets Growth Fund ....................................................        816,516            13,284,712
Scudder Growth and Income Fund ..........................................................        918,173            26,911,644
Scudder International Fund ..............................................................        704,952            38,560,885
Scudder Micro Cap Fund ..................................................................          5,814               105,756
------------------------------------------------------------------------------------------------------------------------------
Total Equity(Cost $101,607,674)                                                                                    117,243,117
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $174,341,991) (a)                                                       191,848,852
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $174,397,794. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $17,451,058. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,451,058.

      During the period November 15, 1996 (commencement of operations) to September 30, 1997, purchases and sales of investment securities (excluding money market investments) aggregated $190,501,683 and $23,022,500, respectively.

    The accompanying notes are an integral part of the financial statements.


                          17 -- SCUDDER PATHWAY SERIES

                 Investment Portfolio as of September 30, 1997

                            Pathway Growth Portfolio

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 1.1%
------------------------------------------------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $539,977)                                                    539,977               539,977
                                                                                                                    ----------

Fixed Income 18.9%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund                                                             222,751             2,996,005
Scudder Income Fund                                                                              143,503             1,938,727
Scudder High Yield Bond Fund                                                                     340,191             4,449,696
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $9,080,638)                                                                                 9,384,428
------------------------------------------------------------------------------------------------------------------------------

Equity 80.0%
------------------------------------------------------------------------------------------------------------------------------
Scudder 21st Century Growth Fund                                                                 282,760             3,964,293
Scudder Emerging Markets Growth Fund                                                             424,477             6,906,246
Scudder International Fund                                                                       226,974            12,415,487
Scudder Micro Cap Fund                                                                           189,672             3,450,133
Scudder Large Company Growth Fund                                                                497,083            12,899,299
------------------------------------------------------------------------------------------------------------------------------
Total Equity(Cost $34,443,844)                                                                                      39,635,458
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $44,064,459) (a)                                                         49,559,863
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $44,081,245. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $5,478,618. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,478,618.

      During the period November 15, 1996 (commencement of operations) to September 30, 1997, purchases and sales of investment securities (excluding money market investments) aggregated $47,077,499 and $3,737,518, respectively.

    The accompanying notes are an integral part of the financial statements.


                          18 -- SCUDDER PATHWAY SERIES

                              Financial Statements

                       Statement of Assets and Liabilities
                            as of September 30, 1997

                                                                           Conservative       Balanced          Growth
                                                                            Portfolio         Portfolio        Portfolio
Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (for identified cost, see
                   accompanying investment portfolios) ..............     $ 16,970,891     $191,848,852     $ 49,559,863
                 Receivable for investments sold ....................               --          200,000           75,000
                 Receivable on Portfolio shares sold ................           10,173          404,733           93,829
                 Income receivable ..................................           18,320          111,017           33,138
                                                                          ---------------  ---------------  ----------------
                 Total assets .......................................       16,999,384      192,564,602       49,761,830
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................           18,313          310,848          107,925
                 Payable for Portfolio shares redeemed ..............            9,390          107,581           79,649
                                                                          ---------------  ---------------  ----------------
                 Total liabilities ..................................           27,703          418,429          187,574
                ------------------------------------------------------    ---------------  ---------------  ----------------
                 Net assets, at market value                              $ 16,971,681     $192,146,173     $ 49,574,256
                ------------------------------------------------------    ---------------  ---------------  ----------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ................           78,162          584,477          443,915
                 Net unrealized appreciation on investments .........          981,565       17,506,861        5,495,404
                 Accumulated net realized gain ......................          249,870        1,339,738          206,721
                 Paid-in capital ....................................       15,662,084      172,715,097       43,428,216
                ------------------------------------------------------    ---------------  ---------------  ----------------
                 Net assets, at market value                              $ 16,971,681     $192,146,173     $ 49,574,256
                ------------------------------------------------------    ---------------  ---------------  ----------------
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------------
                                                                          ---------------  ---------------  ----------------
                 Net Asset Value, offering and redemption price per             $13.27           $13.56           $14.15
                   share (outstanding shares of beneficial interest,      ---------------  ---------------  ----------------
                   $.01 par value, unlimited number of shares
                   authorized) ......................................        1,279,306       14,166,739        3,503,263

    The accompanying notes are an integral part of the financial statements.


                          19 -- SCUDDER PATHWAY SERIES

                             Statement of Operations
                 For the period November 15, 1996 (commencement
                       of operations) to September 30,1997

                                                                          Conservative        Balanced          Growth
                                                                            Portfolio        Portfolio        Portfolio
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Income distributions from Underlying Funds .........    $    283,047      $  2,647,994     $    452,702
                -------------------------------------------------------   ----------------  ---------------  ---------------
                 Net investment income                                        283,047         2,647,994          452,702
                -------------------------------------------------------   ----------------  ---------------  ---------------

Realized and unrealized gain (loss) on investments
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss):
                 Investments ........................................         221,457         1,004,816          184,501
                 Capital gain distributions from Underlying Funds ...          36,736           339,186           29,431
                                                                         ----------------  ---------------  ---------------
                                                                              258,193         1,344,002          213,932
                                                                         ----------------  ---------------  ---------------
                 Net unrealized appreciation on investments during
                   the period .......................................         981,565        17,506,861        5,495,404
                -------------------------------------------------------   ----------------  ---------------  ---------------
                 Net gain on investment transactions                        1,239,758        18,850,863        5,709,336
                -------------------------------------------------------   ----------------  ---------------  ---------------
                -------------------------------------------------------   ----------------  ---------------  ---------------
                 Net increase in net assets resulting from operations    $  1,522,805      $ 21,498,857     $  6,162,038
                -------------------------------------------------------   ----------------  ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                          20 -- SCUDDER PATHWAY SERIES

                       Statement of Changes in Net Assets

                                                                                 For the Period November 15, 1996
                                                                                   (commencement of operations)
                                                                                       to September 30, 1997
                                                                          Conservative       Balanced          Growth
Increase (Decrease) in Net Assets                                          Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ................................   $    283,047     $  2,647,994     $    452,702
                Net realized gains ...................................        258,193        1,344,002          213,932
                Net unrealized appreciation on investments during
                  the period .........................................        981,565       17,506,861        5,495,404
                                                                         ---------------  ---------------  ----------------
                Net increase in net assets resulting from operations.       1,522,805       21,498,857        6,162,038
                                                                         ---------------  ---------------  ----------------
                Distributions to shareholders from:
                Net investment income ................................       (204,885)      (2,063,517)          (8,787)
                                                                         ---------------  ---------------  ----------------
                Net realized gain on investment transactions .........         (8,323)          (4,264)          (7,211)
                                                                         ---------------  ---------------  ----------------
                Portfolio share transactions:
                Proceeds from shares sold ............................     17,529,919      188,966,219       49,883,396
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ......................        206,449        2,061,385           15,997
                Cost of shares redeemed ..............................     (2,099,284)     (18,337,507)      (6,496,177)
                                                                         ---------------  ---------------  ----------------
                Net increase in net assets from Portfolio share
                  transactions .......................................     15,637,084      172,690,097       43,403,216
                                                                         ---------------  ---------------  ----------------
                Increase in net assets ...............................     16,946,681      192,121,173       49,549,256
                Net assets at beginning of period ....................         25,000           25,000           25,000
                                                                         ---------------  ---------------  ----------------
                Net assets at end of period (a) ......................   $ 16,971,681     $192,146,173     $ 49,574,256
                                                                         ---------------  ---------------  ----------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Portfolio shares
                Shares outstanding at beginning of period ............          2,083            2,083            2,083
                                                                         ---------------  ---------------  ----------------
                Shares sold ..........................................      1,426,617       15,422,187        3,994,728
                Shares issued to shareholders in reinvestment
                  of distributions ...................................         16,301          160,369            1,342
                Shares redeemed ......................................       (165,695)      (1,417,900)        (494,890)
                                                                         ---------------  ---------------  ----------------
                Net increase in Portfolio shares .....................      1,277,223       14,164,656        3,501,180
                                                                         ---------------  ---------------  ----------------
                Shares outstanding at end of period ..................      1,279,306       14,166,739        3,503,263
                                                                         ---------------  ---------------  ----------------

                (a) Includes undistributed net investment income of ..   $     78,162     $    584,477     $    443,915

    The accompanying notes are an integral part of the financial statements.


                          21 -- SCUDDER PATHWAY SERIES

                              Financial Highlights

                         Pathway Conservative Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                            For the Period
                                                                                          November 15, 1996
                                                                                            (commencement
                                                                                          of operations) to
                                                                                          September 30, 1997
---------------------------------------------------------------------------------------------------------------
                                                                                          -----------------
Net asset value, beginning of period ..............................................            $12.00
                                                                                          -----------------
Income from investment operations:
Net investment income .............................................................               .39
Net realized and unrealized gain on investment transactions .......................              1.36
                                                                                          -----------------
Total from investment operations ..................................................              1.75
                                                                                          -----------------
Less distributions:
From net investment income ........................................................              (.33)
From net realized gain on investments .............................................              (.15)
                                                                                          -----------------
Total distributions ...............................................................              (.48)
                                                                                          -----------------

                                                                                          -----------------
Net asset value, end of period ....................................................            $13.27
---------------------------------------------------------------------------------------------------------------
Total Return (%) ..................................................................             14.99**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................                17
Ratio of operating expenses to average daily net assets (%) (a) ...................                --
Ratio of net investment income to average daily net assets (%) ....................              3.67*
Portfolio turnover rate (%) .......................................................              42.0*

(a) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
*     Annualized
**    Not annualized


                          22 -- SCUDDER PATHWAY SERIES

                              Financial Highlights

                           Pathway Balanced Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                            For the Period
                                                                                          November 15, 1996
                                                                                           (commencement of
                                                                                            operations) to
                                                                                          September 30, 1997
---------------------------------------------------------------------------------------------------------------
                                                                                          -----------------
Net asset value, beginning of period ..............................................            $12.00
                                                                                          -----------------
Income from investment operations:
Net investment income .............................................................               .37
Net realized and unrealized gain on investment transactions .......................              1.59
                                                                                          -----------------
Total from investment operations ..................................................              1.96
                                                                                          -----------------
Less distributions:
From net investment income ........................................................              (.33)
From net realized gain on investments .............................................              (.07)
                                                                                          -----------------
Total distributions ...............................................................              (.40)
                                                                                          -----------------

                                                                                          -----------------
Net asset value, end of period ....................................................            $13.56
---------------------------------------------------------------------------------------------------------------
Total Return (%) ..................................................................             16.67**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................               192
Ratio of operating expenses to average daily net assets (%) (a) ...................                --
Ratio of net investment income to average daily net assets (%) ....................              2.96*
Portfolio turnover rate (%) .......................................................              24.3*

(a) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
*     Annualized
**    Not annualized


                          23 -- SCUDDER PATHWAY SERIES

                              Financial Highlights

                            Pathway Growth Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                            For the Period
                                                                                          November 15, 1996
                                                                                           (commencement of
                                                                                            operations) to
                                                                                          September 30, 1997
---------------------------------------------------------------------------------------------------------------
                                                                                          -----------------
Net asset value, beginning of period ...............................................           $12.00
                                                                                          -----------------
Income from investment operations:
Net investment income ..............................................................              .29
Net realized and unrealized gain on investment transactions ........................             2.15
                                                                                          -----------------
Total from investment operations ...................................................             2.44
                                                                                          -----------------
Less distributions:
From net investment income .........................................................             (.16)
From net realized gain on investments ..............................................             (.13)
                                                                                          -----------------
Total distributions ................................................................             (.29)
                                                                                          -----------------

                                                                                          -----------------
Net asset value, end of period .....................................................           $14.15
---------------------------------------------------------------------------------------------------------------
Total Return (%) ...................................................................            20.79**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................................               50
Ratio of operating expenses to average daily net assets (%) (a) ....................               --
Ratio of net investment income to average daily net assets (%) .....................             2.09*
Portfolio turnover rate (%) ........................................................             15.1*

(a) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
*     Annualized
**    Not annualized


                          24 -- SCUDDER PATHWAY SERIES

                          Notes to Financial Statements

                       A. Significant Accounting Policies

The Conservative, Balanced, and Growth Portfolios (the "Portfolios") are each diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The series is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

These financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions from net investment income from the Conservative and Balanced Portfolios are declared and paid quarterly in April, July, October and December. Distributions of net investment income and net realized gains from the Growth Portfolio are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to each such Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolios use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                               B. Related Parties

In accordance with the Portfolios' Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser regularly provides the Portfolios with continuing investment management consistent with each Portfolio's investment objective.


                          25 -- SCUDDER PATHWAY SERIES

Under the Special Servicing Agreement entered into by the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios, the Adviser arranges for all services pertaining to the operations of the Portfolios. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of any Portfolio, the Adviser will pay certain costs on behalf of the respective Portfolio. For the period November 15, 1996 (commencement of operations) to September 30, 1997, the Adviser paid expenses in the amount of $31, 641 on behalf of the Conservative Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period. The Adviser has assumed the organization costs of each Portfolio.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At September 30, 1997, the Balanced Portfolio held the following Underlying Funds' outstanding shares: approximately 47% of the Scudder Classic Growth Fund, 8% of the Scudder Income Fund, 7% of the Scudder High Yield Bond Fund, and 5% of the Scudder Emerging Markets Growth Fund. The Growth Portfolio held approximately 13% of the outstanding shares of the Scudder 21st Century Fund at September 30, 1997.


                          26 -- SCUDDER PATHWAY SERIES

                        Report of Independent Accountants

To the Board of Trustees of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: Conservative, Balanced and Growth Portfolios:

We have audited the accompanying statement of assets and liabilities of Scudder Pathway Series: Conservative, Balanced and Growth Portfolios (three of the portfolios constituting the Scudder Pathway Series), including the investment portfolios, as of September 30, 1997, and the related statements of operations for the period November 15, 1996 (commencement of operations) through September 30, 1997, the statements of changes in net assets for the period November 15, 1996 (commencement of operations) through September 30, 1997, and the financial highlights for the period November 15, 1996 (commencement of operations) through September 30, 1997. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pathway Series: Conservative, Balanced and Growth Portfolios as of September 30, 1997, the results of their operations for the period November 15, 1996 (commencement of operations) through September 30, 1997, the changes in their net assets for the period November 15, 1996 (commencement of operations) through September 30, 1997, and the financial highlights for the period November 15, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                 COOPERS & LYBRAND, L.L.P.
October 30, 1997


                          27 -- SCUDDER PATHWAY SERIES

                                 Tax Information

Pursuant to Section 852 of the Internal Revenue Code, the Conservative, Balanced, and Growth Portfolios designate long-term capital gain dividends for the fiscal year ended September 30, 1997 in the amount of $26,918, $288,542, and $15,495, respectively.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                              Officers and Trustees

David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Edgar R. Fiedler
Trustee; Vice President and
Economic Counsellor, The
Conference Board, Inc.

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and
Senior Lecturer, Harvard University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Assistant Secretary


                         *Scudder, Stevens & Clark, Inc.


                          28 -- SCUDDER PATHWAY SERIES

                              Officers and Trustees


David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Edgar R. Fiedler
Trustee; Vice President and Economic Counsellor, The Conference Board, Inc.

Dr. J. D. Hammond
Trustee; Dean, Smeal College of Business Administration, Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and Senior Lecturer, Harvard University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                            28-SCUDDER PATHWAY SERIES

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                            29-SCUDDER PATHWAY SERIES

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            30-SCUDDER PATHWAY SERIES


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                            31-SCUDDER PATHWAY SERIES

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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